                                                                    Exhibit 1 to
                                                              Amendment No. 2 to
                                                                    Schedule 13D

                       AMENDED JOINT ACQUISITION STATEMENT
                            PURSUANT TO RULE 13d-1(k)

      The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: January 4, 2005                    MIDLAND FABRICATORS AND
                                          PROCESS SYSTEMS, L.L.C.

                                          By:  /s/ William A. Hines
                                               ---------------------------------
                                               William A. Hines
                                               Managing Member


                                          MIDLAND ACQUISITION, INC.

                                          By:  /s/ William A. Hines
                                               ---------------------------------
                                               William A. Hines
                                               Chief Executive Officer and
                                               President


                                          /s/ William A. Hines
                                          --------------------------------------
                                          William A. Hines, individually

                                          /s/ Jeanne M. Hines McDaniel
                                          --------------------------------------
                                          Jeanne M. Hines McDaniel, individually


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